UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): January 23, 2004



                               POWERCHANNEL, INC.
               (Exact name of registrant as specified in charter)



Delaware                          001-11540                  65-0952186
(State or other jurisdiction   (Commission                 (IRS Employer
 of incorporation)               File Number)           Identification No.)


  16 North Main Street, Suite 395, New City, New York           10956
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (845) 634-7979

ITEM 4.  Change in Registrant's Certifying Accountant

     On January 23, 2004, Powerchannel, Inc., a Delaware corporation (f/k/a Sealant Solutions, Inc.) (the "Company"), notified Radin Glass & Co., LLP ("Radin"), its independent public accountants, that the Company was terminating its services, effective as of that date. On January 26, 2004, the Company engaged Wolinetz, Lafazan & Company, P.C. ("Wolinetz") as its principal independent accountant. This decision to dismiss Radin and engage Wolinetz was ratified by the majority approval of the Board of Directors of the Company.

During the last two fiscal years ended December 31, 2002 and December 31, 2001 and through January 23, 2004, (i) there were no disagreements between the Company and Radin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Radin would have caused Radin to make reference to the matter in its reports on the Company's financial statements, and (ii) Radin's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion, except that Radin's report on the consolidated financial statements for the year ended December 31, 2002 contains an explanatory paragraph indicating that there is substantial doubt as to the Company's ability to continue as a going concern. In addition, Radin resigned as the Company's independent auditors on November 24, 2003. Radin informed the Company that the resignation resulted from the fact that the Company filed its Form 10-QSB on November 14, 2003, for the quarter ended September 30, 2003, without adequate disclosure indicating that a review of the financial statements included therein had not been completed by Radin. Effective as of December 16, 2003, the Company re-engaged Radin as its independent auditor. On January 5, 2004, the Company filed an amended Form 10-QSB, which was reviewed by Radin. During the last two most recent fiscal years ended December 31, 2002 and December 31, 2001 and through January 23, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     During the two most recent fiscal years and through January 26, 2004, the Company has not consulted with Wolinetz regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Wolinetz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Radin furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated January 26, 2004, is filed as Exhibit
16.1 to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits

     1. Letter from Radin Glass & Co., LLP, dated January 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     POWERCHANNEL, INC.



Date:  January 28, 2004                              /s/Steven Lampert
                                                     ------------------
                                                     Steven Lampert
                                                     Chief Executive Officer